Exhibit 10.11

GF-4999-0201                                                   No. 040021

Building &Construction Contract

copy

Consigner:

Inner Mongolia Zhunger Heat Power Co., Ltd

Contractor:

Inner Mongolia Electric Power Building & Installing Co., Ltd

Date of signing: May 31, 2004

Constituted by

Construction Ministry of People’s Republic of China

National Industry & Commerce Administrative Bureau

 Printed by

Inner Mongolia Autonomous Region Construction Bureau

Inner Mongolia Autonomous Region Industry & Commerce Administrative Bureau Dec, 1999

Part 1    Agreement

Consigner: Inner Mongolia Zhunger Heat Power Co., Ltd

Contractor: Inner Mongolia Electric Power Building & Installing Co., Ltd

Both sides sign this contract about this construction based on equality, free will, equity and honest, according to national contract law、national building law, and other relevant law and rules, it is as follows:

1.

general situation about construction

Name of construction:      2x12MW thermoelectric plant in Inner Mongolia Zhunger Heat Power Co., Ltd.

Address of construction:   Xuejiawan She, Changshengdian village, Xuejiawan Town, Zhunger County.

Content of construction:  thermoelectric equipment installing construction

Permission number for project:

The source of capital:       self-finance from consigner.

2.

contract range:

a.

main body of 2x75T/H circulatory flow boiler.

b.

installing for main body and subsidiary machine of 2x12MW turbine generator.

c.

stove wall brickwork.

d.

subsidiary machine of boiler.

e.

path building and installing for smoke、wind and coal.

f.

technics pipeline.

g.

water process.

h.

electric appliance.

i.

heat-controlling system..

j.

dust removing system.

k.

coal transportation system.

l.

united running-in.

3.

working period in contract

beginning date: Jun 16, 2004

ending date:   be debugged at May 1, 2005

total dates in calendar:

4.

quality standard: fine.

5.

total value for contract: RMB7,800,000.

if contractor finish construction on time, also quality meets requirement, should be paid award RMB 200,000 according to item in contract, or will deduct award.

6.

document in contract

include:

a.

this contract.

b.

bid acquired advice note.

c.

bidding note and attachment.

d.

special item in this contract.

e.

general item in this contract.

f.

Standard criterion and relevant technological document.

g.

draw.

h.

budget report.

writing paper and document about negotiation and change in contract is regarded as part of this contract.

7.

the meaning of relevant phrase in this article is the same meaning with definition in general article , part 2 of this contract.

8.

contractor take promises to construct, finish project , also bear the responsibility of maintenance with maintaining period.

9.

consigner promise to pay total value and other payable account in contract according to duration and paying methods in contract.

10.

effectiveness

date of signing :May 31, 2004.

place of signing: prepare office (holhot) of Inner Mongolia Zhunger Heat Power Co., Ltd negotiated by two sides: this contract will be effective when signed and stamped by two sides.

consigner :(stamp)  Inner Mongolia Zhunger Heat Power Co., Ltd

          Address: Xuejiawan Town, Zhunger County

          Artificial Person: Ding Wenxiang

          Representative:

          Tel: 0477-4223863

          Fax: 0477-4225116

          Bank applied:

          Band Account:

          Postal Code: 010300

Contractor: (stamp) Inner Mongolia Electric Power Building & Installing Co., Ltd          Address:

          Artificial Person:

          Representative:  Cheng Liying

          Tel: 0472-2282617

          Fax: 0472-4168811

          Bank applied:

          Band Account:

          Postal Code: 014040